UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 27, 2017
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EXTERRAN CORPORATION
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-36875	47-3282259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4444 Brittmoore Road Houston, Texas 77041
(Address of Principal Executive Offices) (Zip Code)

(281) 836-7000 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On March 27, 2017, Exterran Corporation (the “Company”) issued a press release announcing that Exterran Energy Solutions, L.P. and EES Finance Corp., its wholly-owned subsidiaries, intend to privately offer, subject to market conditions, $300.0 million aggregate principal amount of senior unsecured notes (the “Notes”) to be co-issued by those subsidiaries and initially guaranteed only by the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The Notes will be offered only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and non-U.S. persons pursuant to Regulation S under the Securities Act. The Notes will not initially be registered under the Securities Act or any state securities laws and may not be offered or sold absent an effective registration statement or an applicable exemption from the registration requirements of the Securities Act or any state securities laws.

The information contained in this Current Report on Form 8-K, including the exhibit hereto, is neither an offer to sell nor the solicitation of an offer to buy any of the Notes or any other securities.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description
99.1	Press Release dated March 27, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN CORPORATION

/s/ Valerie L. Banner
Valerie L. Banner
Vice President and General Counsel
Date: March 27, 2017

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated March 27, 2017

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